UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE J. M. SMUCKER COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! THE J. M. SMUCKER COMPANY 2024 Annual Meeting Vote by August 13, 2024 11:59 PM ET. For shares held in a Plan, vote by August 11, 2024 11:59 PM ET. THE J.M. SMUCKER Co ATTN: JEANNETTE KNUDSEN ONE STRAWBERRY LANE ORRVILLE, OH 44667-0280 V52090-P14000-Z87796 You invested in THE J. M. SMUCKER COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 14, 2024. Get informed before you vote View The J. M. Smucker Company 2024 Proxy Statement and Notice of Annual Meeting of Shareholders and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to July 31, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* August 14, 2024 11:00 AM ET Virtually at: www.virtualshareholdermeeting.com/SJM2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors whose term of office will expire in 2025. Nominees: 1a. Mercedes Abramo For 1b. Tarang Amin 1c. Susan Chapman-Hughes 1d. Jay Henderson 1e. Jonathan Johnson III 1f. Kirk Perry 1g. Alex Shumate 1h. Mark Smucker 1i. Jodi Taylor 1j. Dawn Willoughby 2. Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2025 fiscal year. 3. Advisory approval of the Company’s executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V52091-P14000-Z87796